DELAWARE GROUP INTERNATIONAL EQUITY FUND B (INCLUDING CDSC)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                    n
               P(1 + T) = ERV

  THREE
  YEARS
----------------
            3
       $10000(1-T) = $1,329.53


T=        9.96%

DELAWARE GROUP INTERNATIONAL EQUITY FUND B (EXCLUDING CDSC)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                    n
               P(l + T) = ERV

   THREE
   YEARS
  -------
            3
       $1000(1 - T) = $1,359.53


T=         10.78%

DELAWARE GROUP INTERNATIONAL EQUITY FUND B
TOTAL RETURN PERFORMANCE
THREE YEARS (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                      $1,000.00
Beginning NAV                                              $11.90
Initial Shares                                             84.034


  Fiscal      Beginning         Dividends         Reinvested        Cumulative
   Year        Shares          for Period           Shares            Shares
-------------------------------------------------------------------------------
   1994        84.034            $0.555              4.109            88.143
-------------------------------------------------------------------------------
   1995        88.143            $0.345              2.509            90.652
-------------------------------------------------------------------------------
   1996        90.652            $0.360              2.361            93.013
-------------------------------------------------------------------------------
   1997        93.013            $0.060              0.361            93.374
-------------------------------------------------------------------------------


Ending Shares                                         93.374
Ending NAV                                 x          $14.56
                                             ---------------
                                                   $1,359.53
LESS CDSC                                             $30.00
                                             ---------------
INVESTMENT RETURN                                  $1,329.53


Total Return Performance
-------------------------
Investment Return                                 $1,329.53
Less Initial Investment                           $1,000.00
                                             --------------
                                                    $329.53 / $1,000.00 x 100


Total Return:                                       32.95%

DELAWARE GROUP INTERNATIONAL EQUITY FUND B
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning NAV                                            $11.90
Initial Shares                                           84.034


  Fiscal      Beginning        Dividends         Reinvested         Cumulative
   Year        Shares         for Period           Shares             Shares
-------------------------------------------------------------------------------
   1994        84.034           $0.555              4.109             88.143
-------------------------------------------------------------------------------
   1995        88.143           $0.345              2.509             90.652
-------------------------------------------------------------------------------
   1996        90.652           $0.360              2.361             93.013
-------------------------------------------------------------------------------
   1997        93.013           $0.060              0.361             93.374
-------------------------------------------------------------------------------


Ending Shares                                        93.374
Ending NAV                                  x        $14.56
                                             --------------
INVESTMENT RETURN                                 $1,359.53


Total Return Performance
--------------------------
Investment Return                                 $1,359.53
Less Initial Investment                           $1,000.00
                                             --------------
                                                    $359.53 /  $1,000.00 x 100


Total Return:                                         35.95%

DELAWARE GROUP INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                        $1,000.00
Beginning NAV                                                $12.24
Initial Shares                                               81.699


  Fiscal     Beginning         Dividends         Reinvested         Cumulative
   Year       Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1995       81.699            $0.365             2.436              84.135
-------------------------------------------------------------------------------
   1996       84.135            $0.360             2.193              86.328
-------------------------------------------------------------------------------
   1997       86.328            $0.060             0.336              86.664
-------------------------------------------------------------------------------


Ending Shares                                         86.664
Ending NAV                                  x         $14.54
                                              --------------
                                                   $1,260.09
LESS CDSC                                              $0.00
INVESTMENT RETURN                                  $1,260.09


Total Return Performance
-------------------------
Investment Return                                  $1,260.09
Less Initial Investment                            $1,000.00
                                               -------------
                                                     $260.09 / $ 1,000.00 x 100


Total Return:                                        26.01%

DELAWARE GROUP INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
THREE YEARS (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning NAV                                            $12.24
Initial Shares                                           81.699

  Fiscal     Beginning         Dividends         Reinvested         Cumulative
   Year       Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1995       81.699            $0.365              2.436             84.135
   1996       84.135            $0.360              2.193             86.328
   1997       86.328            $0.060              0.336             86.664


Ending Shares                                        86.664
Ending NAV                                    x      $14.54
                                               ------------
INVESTMENT RETURN                                 $1,260.09


Total Return Performance
-------------------------
Investment Return                                 $1,260.09
Less Initial Investment                           $1,000.00
                                               ------------
                                                    $260.09 / $1,000.00 x 100


Total Return:                                         26.01%

DELAWARE GROUP GLOBAL BOND C (INCLUDING CDSC)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                     n
                P(1 + T) = ERV

    LIFE
  OF FUND
-----------
             2.00547945
       $1000(l - T)= $1,137.01


T=         6.61%

DELAWARE GROUP GLOBAL BOND C (EXCLUDING CDSC)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                     n
                P(1 + T) = ERV

    LIFE
  OF FUND
------------
            2.00547945
       $1000(l - T)= $1,137.01


T=         6.61%

DELAWARE GROUP GLOBAL BOND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                       $1,000.00
Beginning NAV                                               $11.33
Initial Shares                                              88.261


  Fiscal      Beginning        Dividends         Reinvested         Cumulative
   Year        Shares         for Period           Shares             Shares
-------------------------------------------------------------------------------
   1995         88.261          $0.659             5.401              93.662
-------------------------------------------------------------------------------
   1996         93.662          $0.784             6.939             100.601
-------------------------------------------------------------------------------
   1997        100.601          $0.549             5.266             105.867
-------------------------------------------------------------------------------


Ending Shares                                      105.867
Ending NAV                                x         $10.74
                                            --------------
                                                 $1,137.01
LESS CDSC                                            $0.00
                                            --------------
INVESTMENT RETURN                                $1,137.01


Total Return Performance
------------------------
Investment Return                                $1,137.01
Less Initial Investment                          $1,000.00
                                            --------------
                                                   $137.01 / $1,000.00 x 100


Total Return:                                       13.70%

DELAWARE GROUP GLOBAL BOND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                    $1,000.00
Beginning NAV                                            $11.33
Initial Shares                                           88.261

  Fiscal      Beginning        Dividends         Reinvested         Cumulative
   Year        Shares         for Period           Shares             Shares
-------------------------------------------------------------------------------
  1995          88.261          $0.659             5.401               93.662
-------------------------------------------------------------------------------
  1996          93.662          $0.784             6.939              100.601
-------------------------------------------------------------------------------
  1997         100.601          $0.549             5.266              105.867
-------------------------------------------------------------------------------


Ending Shares                                          105.867
Ending NAV                                       x      $10.74
                                                  ------------
INVESTMENT RETURN                                    $1,137.01


Total Return Performance
-------------------------
Investment Return                                    $1,137.01
Less Initial Investment                              $1,000.00
                                                 -------------
                                                       $137.01 / $1,000.00 x 100


Total Return:                                            13.70%

DELAWARE GROUP GLOBAL ASSETS C (INCLUDING CDSC)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                    n
               P(1 + T) = ERV

    LIFE
  OF FUND
----------

            2.00547945
       $10000 (- T) = $1,276.03


T=        12.92%

DELAWARE GROUP GLOBAL ASSETS C (EXCLUDING CDSC)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                     n
               P(1 + T) = ERV

    LIFE
  OF FUND
-----------

            2.00547945
       $10000 (1 - T) = $1,276.03


T=        12.92%

DELAWARE GROUP GLOBAL ASSETS C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                        $1,000.00
Beginning NAV                                                $11.94
Initial Shares                                               83.752


  Fiscal      Beginning        Dividends         Reinvested         Cumulative
   Year        Shares         for Period           Shares             Shares
-------------------------------------------------------------------------------
   1995        83.752           $0.440              3.144              86.896
-------------------------------------------------------------------------------
   1996        86.896           $0.450              3.132              90.028
-------------------------------------------------------------------------------
   1997        90.028           $0.180              1.182              91.210
-------------------------------------------------------------------------------


Ending Shares                                         91.210
Ending NAV                                 x          $13.99
                                             ---------------
                                                   $1,276.03
LESS CDSC                                              $0.00
                                             ---------------
INVESTMENT RETURN                                  $1,276.03


Total Return Performance
---------------------------
Investment Return                                  $1,276.03
Less Initial Investment                            $1,000.00
                                              --------------
                                                     $276.03 / $1,000.00 x 100


Total Return:                                          27.60%

DELAWARE GROUP GLOBAL ASSETS C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning NAV                                               $11.94
Initial Shares                                              83.752

 Fiscal      Beginning         Dividends         Reinvested         Cumulative
  Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
  1995        83.752             $0.440             3.144              86.896
-------------------------------------------------------------------------------
  1996        86.896             $0.450             3.132              90.028
-------------------------------------------------------------------------------
  1997        90.028             $0.180             1.182              91.210
-------------------------------------------------------------------------------


Ending Shares                                         91.210
Ending NAV                                      x     $13.99
                                                 -----------
INVESTMENT RETURN                                  $1,276.03


Total Return Performance
--------------------------
Investment Return                                  $1,276.03
Less Initial Investment                            $1,000.00
                                                 -----------
                                                     $276.03 / $1,000.00 x 100


Total Return:                                          27.60%

DELAWARE GROUP EMERGING MARKETS A (NAV)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                     n
                P(1 + T) = ERV

    ONE
    YEAR
  ----------
            1
        $1000(1 - T) = $1,031.86


T =         3.19%

DELAWARE GROUP EMERGING MARKETS A (OFFER)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                    n
               P(1 + T) = ERV

    ONE
    YEAR
  --------
            1
       $1000(l - T) = $982.59


T =         -1.74%

DELAWARE GROUP EMERGING MARKETS A
TOTAL RETURN PERFORMANCE
ONE YEAR (NAV)
-------------------------------------------------------------------------------

Initial Investment                                  $1,000.00
Beginning NAV                                           $9.97
Initial Shares                                        100.301


  Fiscal     Beginning         Dividends          Reinvested         Cumulative
   Year       Shares          for Period            Shares             Shares
-------------------------------------------------------------------------------
   1996       100.301           $0.085               0.862            101.163
-------------------------------------------------------------------------------
   1997       101.163           $0.000               0.000            101.163
-------------------------------------------------------------------------------


Ending Shares                                          101.163
Ending NAV                                   x          $10.20
                                               ---------------
INVESTMENT RETURN                                    $1,031.86


Total Return Performance
------------------------
Investment Return                                    $1,031.86
Less Initial Investment                              $1,000.00
                                               ---------------
                                                        $31.86 / $1,000.00 x 100


Total Return:                                             3.19%

DELAWARE GROUP EMERGING MARKETS A
TOTAL RETURN PERFORMANCE
ONE YEAR (OFFER)
-------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning OFFER                                         $10.47
Initial Shares                                          95.511

 Fiscal       Beginning         Dividends         Reinvested         Cumulative
  Year         Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
  1996         95.511            $0.085             0.821              96.332
-------------------------------------------------------------------------------
  1997         96.332            $0.000             0.000              96.332
-------------------------------------------------------------------------------


Ending Shares                                      96.332
Ending NAV                                  x      $10.20
                                             ------------
INVESTMENT RETURN                                 $982.59


Total Return Performance
-------------------------
Investment Return                                 $982.59
Less Initial Investment                         $1,000.00
                                              -----------
                                                  ($17.41) / $ 1,000.00 x 100


Total Return:                                       -1.74%

DELAWARE GROUP EMERGING MARKETS A
TOTAL RETURN PERFORMANCE
SIX MONTHS (NAV)
-------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                 $12.00
Initial Shares                                                83.333


 Fiscal      Beginning          Dividends         Reinvested         Cumulative
  Year        Shares           for Period           Shares             Shares
-------------------------------------------------------------------------------
  1997        83.333             $0.000             0.000              83.333
-------------------------------------------------------------------------------

Ending Shares                                        83.333
Ending NAV                                x          $10.20
                                             --------------
INVESTMENT RETURN                                   $850.00


Total Return Performance
------------------------
Investment Return                                   $850.00
Less Initial Investment                           $1,000.00
                                             --------------
                                                   ($150.00) / $1,000.00 x 100


Total Return:                                        -15.00%

DELAWARE GROUP EMERGING MARKETS A
TOTAL RETURN PERFORMANCE
SIX MONTHS (OFFER)
-------------------------------------------------------------------------------

Initial Investment                                      $1,000.00
Beginning NAV                                              $12.60
Initial Shares                                             79.365

  Fiscal      Beginning         Dividends        Reinvested          Cumulative
   Year        Shares          for Period          Shares              Shares
-------------------------------------------------------------------------------
  1997         79.365            $0.365             0.000              79.365
-------------------------------------------------------------------------------

Ending Shares                                         79.365
Ending NAV                                     x      $10.20
                                                ------------
INVESTMENT RETURN                                    $809.52


Total Return Performance
-------------------------
Investment Return                                    $809.52
Less Initial Investment                            $1,000.00
                                                ------------
                                                    ($190.48) / $1,000.00 x 100


Total Return:                                         -19.05%

DELAWARE GROUP EMERGING MARKETS A
TOTAL RETURN PERFORMANCE
NINE MONTHS (NAV)
-------------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning NAV                                       $11.46
Initial Shares                                      87.260


  Fiscal      Beginning        Dividends         Reinvested         Cumulative
   Year        Shares         for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997        87.260           $0.000              0.000             87.260
-------------------------------------------------------------------------------

Ending ShareS                                       87.260
Ending NAV                                 x        $10.20
                                              ------------
INVESTMENT RETURN                                  $890.05


Total Return Performance
----------
Investment Return                                  $890.05
Less Initial Investment                          $1,000.00
                                              ------------
                                                  ($109.95) / $1,000.00 x 100


Total Return:                                       -11.00%

DELAWARE GROUP EMERGING MARKETS A
TOTAL RETURN PERFORMANCE
NINE MONTHS (OFFER)
-------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning NAV                                            $12.03
Initial Shares                                           83.126

 Fiscal      Beginning          Dividends         Reinvested         Cumulative
  Year        Shares           for Period           Shares             Shares
-------------------------------------------------------------------------------
  1997        83.126             $0.000             0.000              83.126
-------------------------------------------------------------------------------

Ending Shares                                       83.126
Ending NAV                                   x      $10.20
                                              ------------
INVESTMENT RETURN                                  $847.89


Total Return Performance
-------------------------
Investment Return                                  $847.89
Less Initial Investment                          $1,000.00
                                              ------------
                                                  ($152.11) / $1,000.00 x 100


Total Return:                                       -15.21%

DELAWARE GROUP EMERGING MARKETS INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                     n
                P(1 + T) = ERV

    ONE
    YEAR
  --------

            1
        $1000(1 - T) = $1,036.39

T =          3.64%

DELAWARE GROUP EMERGING MARKETS INSTITUTIONAL
TOTAL RETURN PERFORMANCE
ONE YEAR
-------------------------------------------------------------------------------

Initial Investment                                        $1,000.00
Beginning NAV                                                 $9.99
Initial Shares                                              100.100


 Fiscal      Beginning          Dividends        Reinvested         Cumulative
  Year        Shares           for Period          Shares             Shares
-------------------------------------------------------------------------------
  1996        100.100            $0.100             1.011             101.111
-------------------------------------------------------------------------------
  1997        101.111            $0.000             0.000             101.111
-------------------------------------------------------------------------------


Ending Shares                                        101.111
Ending NAV                                  x         $10.25
                                              --------------
INVESTMENT RETURN                                  $1,036.39


Total Return Performance
------------------------
Investment Return                                  $1,036.39
Less Initial Investment                            $1,000.00
                                                ------------
                                                      $36.39 / $1,000.00 x 100


Total Return:                                           3.64%

DELAWARE GROUP EMERGING MARKETS INSTITUTIONAL
TOTAL RETURN PERFORMANCE
SIX MONTHS
-------------------------------------------------------------------------------


Initial Investment                                   $1,000.00
Beginning NAV                                           $12.04
Initial Shares                                          83.056

  Fiscal     Beginning         Dividends         Reinvested         Cumulative
   Year       Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997       83.056            $0.000              0.000             83.056
-------------------------------------------------------------------------------

Ending Shares                                       83.056
Ending NAV                                  x       $10.25
                                             -------------
INVESTMENT RETURN                                  $851.32


Total Return Performance
------------------------
Investment Return                                  $851.32
Less Initial Investment                          $1,000.00
                                             -------------
                                                  ($148.68) / $1,000.00 x 100


Total Return:                                       -14.87%

DELAWARE GROUP EMERGING MARKETS INSTITUTIONAL
TOTAL RETURN PERFORMANCE
NINE MONTHS
-------------------------------------------------------------------------------

Initial Investment                                     $1,000.00
Beginning NAV                                             $11.48
Initial Shares                                            87.108


 Fiscal      Beginning          Dividends         Reinvested        Cumulative
  Year        Shares           for Period           Shares            Shares
-------------------------------------------------------------------------------
  1997        87.108             $0.000              0.000            87.108
-------------------------------------------------------------------------------

Ending Shares                                        87.108
Ending NAV                                   x       $10.25
                                               ------------
INVESTMENT RETURN                                   $892.86


Total Return Performance
-------------------------
Investment Return                                  $892.86
Less Initial Investment                          $1,000.00
                                              ------------
                                                  ($107.14) / $1,000.00 x 100


Total Return:                                       -10.71%

DELAWARE GROUP EMERGING MARKETS B (INCLUDING CDSC)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                    n
               P(1 + T) = ERV

   ONE
   YEAR
 -------
           1
       $1000(l - T) = $984.83


T =         -1.52%

DELAWARE GROUP EMERGING MARKETS B (EXCLUDING CDSC)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                       n
                P (1 + T) = ERV

   ONE
   YEAR
  ------
           1
       $1000(1-T) = $1,024.83


T =         2.48%

DELAWARE GROUP EMERGING MARKETS B
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                        $1,000.00
Beginning NAV                                                 $9.94
Initial Shares                                              100.604


 Fiscal      Beginning         Dividends         Reinvested         Cumulative
  Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
  1996        100.604           $0.075              0.764             101.368
-------------------------------------------------------------------------------
  1997        101.368           $0.000              0.000             101.368
-------------------------------------------------------------------------------


Ending Shares                                       101.368
Ending NAV                                x          $10.11
                                             --------------
                                                  $1,024.83
LESS CDSC                                            $40.00
                                             --------------
INVESTMENT RETURN                                   $984.83


Total Return Performance
------------------------
Investment Return                                   $984.83
Less Initial Investment                           $1,000.00
                                             --------------
                                                    ($15.17) / $1,000.00 x 100


Total Return:                                         -1.52%

DELAWARE GROUP EMERGING MARKETS B
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning NAV                                             $9.94
Initial Shares                                          100.604

  Fiscal     Beginning         Dividends         Reinvested         Cumulative
   Year       Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1996       100.604           $0.075             0.764              101.368
-------------------------------------------------------------------------------
   1997       101.368           $0.000             0.000              101.368
-------------------------------------------------------------------------------


Ending Shares                                        101.368
Ending NAV                                    x       $10.11
                                               -------------
INVESTMENT RETURN                                  $1,024.83


Total Return Performance
-----------------------
Investment Return                                 $1,024.83
Less Initial Investment                           $1,000.00
                                               ------------
                                                     $24.83 / $1,000.00 x 100


Total Return:                                          2.48%

DELAWARE GROUP EMERGING MARKETS B
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                        $1,000.00
Beginning NAV                                                $11.94
Initial Shares                                               83.752


  Fiscal     Beginning         Dividends         Reinvested         Cumulative
   Year       Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997       83.752            $0.000              0.000             83.752
-------------------------------------------------------------------------------

Ending Shares                                      83.752
Ending NAV                              x          $10.11
                                         ----------------
                                                  $846.73
LESS CDSC                                          $33.87
                                         ----------------
INVESTMENT RETURN                                 $812.86


Total Return Performance
------------------------
Investment Return                                 $812.86
Less Initial Investment                         $1,000.00
                                          ---------------
                                                 ($187.14) / $1,000.00 x 100


Total Return:                                      -18.71%

DELAWARE GROUP EMERGING MARKETS B
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                      $1,000.00
Beginning NAV                                              $11.94
Initial Shares                                             83.752


  Fiscal      Beginning         Dividends         Reinvested         Cumulative
   Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997        83.752            $0.000              0.000             83.752


Ending Shares                                       83.752
Ending NAV                                    x     $10.11
                                               -----------
INVESTMENT RETURN                                  $846.73


Total Return Performance
------------------------
Investment Return                                  $846.73
Less Initial Investment                          $1,000.00
                                               -----------
                                                  ($153.27) / $1,000.00 x 100


Total Return:                                       -15.33%

DELAWARE GROUP EMERGING MARKETS B
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                        $1,000.00
Beginning NAV                                                $11.43
Initial Shares                                               87.489


  Fiscal      Beginning         Dividends         Reinvested         Cumulative
   Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997        87.489           $0.000               0.000             87.489
-------------------------------------------------------------------------------

Ending Shares                                      87.489
Ending NAV                              x          $10.11
                                          ---------------
                                                  $884.51
LESS CDSC                                          $35.38
                                          ---------------
INVESTMENT RETURN                                 $849.13


Total Return Performance
------------------------
Investment Return                                 $849.13
Less Initial Investment                         $1,000.00
                                          ---------------
                                                 ($150.87) / $1,000.00 x 100


Total Return:                                      -15.09%

DELAWARE GROUP EMERGING MARKETS B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning NAV                                            $11.43
Initial Shares                                           87.489

  Fiscal      Beginning         Dividends         Reinvested         Cumulative
   Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997        87.489            $0.000             0.000             87.489
-------------------------------------------------------------------------------

Ending Shares                                       87.489
Ending NAV                                 x        $10.11
                                             -------------
INVESTMENT RETURN                                  $884.51


Total Return Performance
------------------------
Investment Return                                  $884.51
Less Initial Investment                          $1,000.00
                                             -------------
                                                  ($115.49) / $1,000.00 x 100


Total Return:                                       -11.55%

DELAWARE GROUP EMERGING MARKETS C (INCLUDING CDSC)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
-------------------------------------------------------------------------------
Average Annual Compounded Rate of Return:

                     n
                P(1 + T) = ERV

   ONE
   YEAR
----------------
           1
       $1000(1 - T) = $1,014.83

T =          1.48%

DELAWARE GROUP EMERGING MARKETS C (EXCLUDING CDSC)
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997

Average Annual Compounded Rate of Return:

                     n
                P(1 + T) = ERV

    ONE
    YEAR
----------
            1
        $1000(1 - T) = $1,024.83


T =          2.48%

DELAWARE GROUP EMERGING MARKETS C
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $9.94
Initial Shares                                               100.604


 Fiscal      Beginning         Dividends         Reinvested         Cumulative
  Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
  1996        100.604           $0.075              0.764             101.368
-------------------------------------------------------------------------------
  1997        101.368           $0.000              0.000             101.368
-------------------------------------------------------------------------------


Ending Shares                                       101.368
Ending NAV                                x          $10.11
                                            ---------------
                                                  $1,024.83
LESS CDSC                                            $10.00
                                            ---------------
INVESTMENT RETURN                                 $1,014.83


Total Return Performance
------------------------
Investment Return                                 $1,014.83
Less Initial Investment                           $1,000.00
                                            ---------------
                                                     $14.83 / $1,000.00 x 100


Total Return:                                          1.48%

DELAWARE GROUP EMERGING MARKETS C
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning NAV                                             $9.94
Initial Shares                                          100.604

 Fiscal      Beginning         Dividends         Reinvested         Cumulative
  Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
  1996        100.604            $0.075            0.764             101.368
-------------------------------------------------------------------------------
  1997        101.368            $0.000            0.000             101.368
-------------------------------------------------------------------------------



Ending Shares                                       101.368
Ending NAV                                   x       $10.11
                                               ------------
INVESTMENT RETURN                                 $1,024.83


Total Return Performance
------------------------
Investment Return                                 $1,024.83
Less Initial Investment                           $1,000.00
                                               ------------
                                                     $24.83 / $1,000.00 x 100


Total Return:                                          2.48%

DELAWARE GROUP EMERGING MARKETS C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                     $1,000.00
Beginning NAV                                             $11.94
Initial Shares                                            83.752


  Fiscal      Beginning         Dividends        Reinvested         Cumulative
   Year        Shares          for Period          Shares             Shares
-------------------------------------------------------------------------------
   1997        83.52             $0.000            0.000              83.752
-------------------------------------------------------------------------------

Ending Shares                                     83.752
Ending NAV                              x         $10.11
                                         ---------------
                                                 $846.73
LESS CDSC                                          $8.46
                                         ---------------
INVESTMENT RETURN                                $838.27


Total Return Performance
------------------------
Investment Return                                $838.27
Less Initial Investment                        $1,000.00
                                         ---------------
                                                ($161.73) / $1,000.00 x 100


Total Return:                                     -16.17%

DELAWARE GROUP EMERGING MARKETS C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
-------------------------------------------------------------------------------


Initial Investment                                    $1,000.00
Beginning NAV                                            $11.94
Initial Shares                                           83.752

  Fiscal      Beginning         Dividends         Reinvested         Cumulative
   Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997        83.752            $0.000             0.000              83.752
-------------------------------------------------------------------------------

Ending Shares                                       83.752
Ending NAV                                   x      $10.11
                                              ------------
INVESTMENT RETURN                                  $846.73


Total Return Performance
------------------------
Investment Return                                  $846.73
Less Initial Investment                          $1,000.00
                                              ------------
                                                  ($153.27) /  $1,000.00 x 100


Total Return:                                       -15.33%

DELAWARE GROUP EMERGING MARKETS C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                        $1,000.00
Beginning NAV                                                $11.42
Initial Shares                                               87.566


  Fiscal     Beginning         Dividends         Reinvested         Cumulative
   Year       Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997        87.566            $0.000             0.000             87.566
-------------------------------------------------------------------------------

Ending Shares                                      87.566
Ending NAV                              x          $10.11
                                         ----------------
                                                  $885.29
LESS CDSC                                           $8.85
                                         ----------------
INVESTMENT RETURN                                 $876.44


Total Return Performance
------------------------
Investment Return                                 $876.44
Less Initial Investment                         $1,000.00
                                          ---------------
                                                 ($123.56) / $1,000.00 X 100


Total Return:                                      -12.36%

DELAWARE GROUP EMERGING MARKETS C
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
-------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning NAV                                         $11.42
Initial Shares                                        87.566

  Fiscal      Beginning         Dividends         Reinvested         Cumulative
   Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997        87.566            $0.000             0.000              87.566
-------------------------------------------------------------------------------

Ending Shares                                        87.566
Ending NAV                                   x       $10.11
                                              -------------
INVESTMENT RETURN                                   $885.29


Total Return Performance
------------------------
Investment Return                                   $885.29
Less Initial Investment                           $1,000.00
                                               ------------
                                                   ($114.71) / $1,000.00 x 100


Total Return:                                        -11.47%

DELAWARE GROUP GLOBAL EQUITY FUND A
TOTAL RETURN PERFORMANCE
LIFE OF FUND (AT NAV)
-------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning NAV                                                $8.50
Initial Shares                                             117.647


  Fiscal     Beginning         Dividends         Reinvested         Cumulative
   Year       Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1996       117.647           $0.000              0.000             117.647
-------------------------------------------------------------------------------


Ending Shares                                      117.647
Ending NAV                                x          $8.23
                                           ---------------
INVESTMENT RETURN                                  $968.23


Total Return Performance
----------------------------
Investment Return                                  $968.23
Less Initial Investment                          $1,000.00
                                           ---------------
                                                   ($31.77) / $1,000.00 x 100


Total Return:                                        -3.18%

DELAWARE GROUP GLOBAL EQUITY FUND A
TOTAL RETURN PERFORMANCE
LIFE OF FUND (AT OFFER)
-------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning OFFER                                              $8.92
Initial Shares                                             112.108


  Fiscal      Beginning         Dividends         Reinvested         Cumulative
   Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
  1997        112.108           $0.000              0.000             112.108
-------------------------------------------------------------------------------

Ending Shares                                      112.108
Ending NAV                                   x       $8.23
                                              ------------
INVESTMENT RETURN                                  $922.65


Total Return Performance
------------------------
Investment Return                                  $922.65
Less Initial Investment                          $1,000.00
                                               -----------
                                                   ($77.35) / $1,000.00 x 100


Total Return:                                        -7.74%

DELAWARE GROUP GLOBAL EQUITY FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
LIFE OF FUND
-------------------------------------------------------------------------------

Initial Investment                                        $1,000.00
Beginning NAV                                                 $8.50
Initial Shares                                              117.647


  Fiscal      Beginning         Dividends         Reinvested         Cumulative
   Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997       117.647           $0.000              0.000             117.647
-------------------------------------------------------------------------------


Ending Shares                                      117.647
Ending NAV                                x          $8.23
                                            --------------
INVESTMENT RETURN                                  $968.23


Total Return Performance
------------------------
Investment Return                                  $968.23
Less Initial Investment                          $1,000.00
                                            ---------------
                                                   ($31.77) / $1,000.00 x 100


Total Return:                                        -3.18%

DELAWARE GROUP GLOBAL EQUITY FUND A
TOTAL RETURN PERFORMANCE
THREE MONTHS (AT OFFER)
-------------------------------------------------------------------------------

Initial Investment                                        $1,000.00
Beginning OFFER                                               $8.58
Initial Shares                                              116.550


  Fiscal      Beginning         Dividends         Reinvested         Cumulative
   Year        Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997        116.550          $0.000              0.000             116.550
-------------------------------------------------------------------------------


Ending Shares                                    116.550
Ending NAV                              x          $8.23
                                          --------------
INVESTMENT RETURN                                $959.21


Total Return Performance
------------------------
Investment Return                                $959.21
Less Initial Investment                        $1,000.00
                                           -------------
                                                 ($40.79) / $1,000.00 x 100


Total Return:                                      -4.08%

DELAWARE GROUP GLOBAL EQUITY FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE MONTHS
-------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning NAV                                                $8.17
Initial Shares                                             122.399


  Fiscal     Beginning         Dividends         Reinvested         Cumulative
   Year       Shares          for Period           Shares             Shares
-------------------------------------------------------------------------------
   1997       122.399           $0.000              0.000             122.399
-------------------------------------------------------------------------------

Ending Shares                                     122.399
Ending NAV                              x           $8.23
                                         ----------------
INVESTMENT RETURN                               $1,007.34


Total Return Performance
------------------------
Investment Return                               $1,007.34
Less Initial Investment                         $1,000.00
                                          ---------------
                                                    $7.34 / $1,000.00 x 100


Total Return:                                        0.73%